                                                                    EXHIBIT 99.2

CASCADE COMMUNICATIONS CORP.
UNAUDITED PRO FORMA
COMBINED FINANCIAL STATEMENTS

          The accompanying unaudited pro forma combined balance sheet combines the Cascade Communications Corp. ("Cascade") balance sheet with the Sahara Networks, Inc. ("Sahara") balance sheet, each as of September 28, 1996 giving effect to the Merger ("Merger") as if it occurred on September 28, 1996. The accompanying unaudited pro forma combined statements of income combine Cascade's results of operations for the nine months ended September 28, 1996 and for the year ended December 31, 1995 with Sahara's results of operations for the same periods, giving effect to the Merger, applying the purchase method of accounting, including Sahara's results of operations from inception, May 25, 1995. The unaudited pro forma combined financial information does not purport to represent the actual financial position or results of operations of Cascade or Sahara had the Merger actually occurred at the indicated dates, nor does it project Cascade's or Sahara's financial position or results of operations for any future date or period.

          The unaudited pro forma financial information was prepared utilizing the accounting policies of the respective companies. The policies of Sahara are substantially consistent with those of Cascade. The unaudited pro forma financial information reflects the allocation of purchase price in accordance with generally accepted accounting principles. These condensed financial statements should be read in conjunction with the financial statements and notes thereto included in Cascade's Annual Report on Form 10-K for the year ended December 31, 1995, Form 10-Q for the nine month period ended September 28, 1996 and Sahara's historical financial statements filed as part of this Form 8-K.

             CASCADE COMMUNICATIONS CORP. AND SAHARA NETWORKS, INC.

                             UNAUDITED PRO FORMA COMBINED BALANCE SHEET AT SEPTEMBER 28, 1996
                                                   (IN THOUSANDS)


                                                        HISTORICAL                    PRO FORMA
                                                   CASCADE       SAHARA      ADJUSTMENTS       COMBINED
                                                  --------      -------      -----------       ---------
ASSETS

Current assets:
   Cash and cash equivalents                      $ 84,276      $ 1,881        $      -        $  86,157
   Marketable securities                            15,876            -               -           15,876
   Accounts receivable, net                         48,570            -                           48,570
   Note receivable                                   1,703            -               -            1,703
   Inventories                                      18,611            -               -           18,611
   Deferred income taxes                             7,335            -               -            7,335
   Prepaid expenses and other current assets         2,075          241               -            2,316
                                                  --------      -------        --------        ---------
Total current assets                               178,446        2,122               -          180,568

Property and equipment, net                         29,051          941               -           29,992
Note receivable                                      1,353            -               -            1,353
Other assets                                         1,156            6           1,400 (e)        2,562
                                                  --------      -------        --------        ---------


Total assets                                      $210,006      $ 3,069        $  1,400        $ 214,475
                                                  ========      =======        ========        =========

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
   Accounts payable                               $ 13,398      $   676        $      -        $  14,074
   Deferred revenue                                  6,890            -               -            6,890
   Accrued expenses                                 16,320           40           4,050 (a)       20,410
   Capital lease obligations                             -          138               -              138
   Note payable                                          -           92               -               92
                                                  --------      -------        --------        ---------
Total current liabilities                           36,608          946           4,050           41,604

Note payable                                             -          177               -              177
Capital lease obligations                                -          388               -              388
Redeemable convertible preferred stock                   -        7,028          (7,028)(b)           -


Stockholders' equity:
   Common stock                                         89          126            (126)(b)           92
                                                                                      3 (c)
   Additional paid-in capital                       98,820          440            (440)(b)      311,934
                                                                                190,914 (c)
                                                                                 22,200 (d)
   Unearned compensation                                 -         (419)            419 (b)            -
   Retained earnings                                74,489       (5,617)          5,617 (b)     (139,720)
                                                                               (214,209 (f)
                                                  --------      -------        --------        ---------
Total stockholders' equity (deficit)               173,398       (5,470)          4,378          172,306
                                                  --------      -------        --------        ---------

Total liabilities and stockholders' equity
  (deficit)                                       $210,006      $ 3,069        $  1,400        $ 214,475
                                                  ========      =======        ========        =========


See Notes to Unaudited Pro Forma Combined Financial Statements

             CASCADE COMMUNICATIONS CORP. AND SAHARA NETWORKS, INC.

                                UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                    FOR THE NINE MONTHS ENDED SEPTEMBER 28, 1996
                                       (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                        HISTORICAL                              PROFORMA
                                               --------------------------            ---------------------------
                                                CASCADE            SAHARA            ADJUSTMENTS        COMBINED
                                               --------           -------            -----------        --------

Revenue                                        $230,676           $     -               $    -          $230,676
Cost of revenue                                  80,898                 -                    -            80,898
                                               --------           -------               -------         --------
   Gross profit                                 149,778                 -                    -           149,778

Operating expenses:
   Research and development                      36,422             3,282                     -           39,704
   Sales and marketing                           30,233               657                     -           30,890
   General and administrative                     9,311               854                     -           10,165
                                               --------           -------               -------         --------
Total operating expenses                         75,966             4,793                     -           80,759

Income (loss) from operations                    73,812            (4,793)                    -           69,019

Interest income, net                              3,745                65                     -            3,810


Income (loss) before income taxes                77,557            (4,728)                    -           72,829

Provision for income taxes                       30,174                 -                (1,891)(e)       28,283
                                               --------           -------               -------         --------

Net income (loss)                              $ 47,383           $(4,728)              $ 1,891         $ 44,546
                                               ========           =======               =======         ========


Net income per common share                    $   0.49                                                 $   0.44

Weighted average shares of
   common stock outstanding                      97,457                                                  102,314





See Notes to Unaudited Pro Forma Combined Financial Statements

             CASCADE COMMUNICATIONS CORP. AND SAHARA NETWORKS, INC.

                                UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                        FOR THE YEAR ENDED DECEMBER 31, 1995
                                       (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                         HISTORICAL                            PROFORMA
                                               ---------------------------            -------------------------
                                                CASCADE             SAHARA            ADJUSTMENTS      COMBINED
                                               --------             ------            -----------      --------

Revenue                                        $134,834             $   -                $   -         $134,834
Cost of revenue                                  48,563                 -                    -           48,563
                                               --------             -----                -----          -------

   Gross profit                                  86,271                 -                    -           86,271

Operating expenses:
   Research and development                     20,651                464                    -           21,115
   Sales and marketing                          20,587                111                    -           20,698
   General and administrative                    6,955                269                    -            7,224
                                              --------              -----                -----          -------
Total operating expenses                        48,193                844                    -           49,037

Income (loss) from operations                   38,078               (844)                   -           37,234

Interest income, net                             3,238                 25                    -            3,263
                                              --------              -----                -----          -------

Income (loss) before income taxes               41,316               (819)                   -           40,497

Provision for income taxes                      15,906                  -                 (328)(e)       15,578
                                              --------              -----                -----          -------

Net income (loss)                             $ 25,410              $(819)               $ 328          $24,919
                                              ========              =====                =====          =======


Net income per common share
                                              $   0.28                                                  $  0.27

Weighted average shares of
   common stock outstanding                     91,220                                                   93,433





See Notes to Unaudited Pro Forma Combined Financial Statements

CASCADE COMMUNICATIONS CORP.
NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

DESCRIPTION OF THE TRANSACTION

         On January 28, 1997 Cascade completed its acquisition of Sahara, a privately held developer of scalable, high-speed broadband access products located in Wallingford, Connecticut, by means of a Merger of a wholly owned subsidiary of Cascade with and into Sahara. As a result of the Merger, Sahara became a wholly owned subsidiary of Cascade. Cascade issued approximately 3.4 million shares of Cascade common stock in exchange for all the outstanding shares of Sahara. In addition, Cascade issued options for approximately 400,000 shares of Cascade common stock in exchange for Sahara's outstanding stock options. The acquisition is accounted for under the purchase method of accounting.

         The pro forma combined financial statements are intended for information purposes and are not necessarily indicative of the future consolidated financial position or future results of operations of the combined entity. These condensed financial statements should be read in conjunction with the financial statements and notes thereto included in Cascade's Annual Report on Form 10-K for the year ended December 31, 1995, Form 10-Q for the nine month period ended September 28, 1996 and Sahara's historical financial statements filed as part of this Form 8-K.

PURCHASE PRICE ALLOCATION

         The following is a summary of the purchase price and the allocation of the purchase price to the net assets to be acquired as a result of the Merger, calculated using an assumed Average Price of the Cascade Common Stock of $56.00:


Purchase Price:                                    (in thousands)

Fair value of shares of Cascade common stock          $190,917
Fair value of stock options                             22,200
Estimated transaction costs                              4,050
Assumed liabilities                                      1,511
                                                      --------
Total purchase price                                  $218,678
                                                      ========

Allocation of the Purchase Price:

Current assets                                        $  2,122
Property and equipment                                     941
Deferred taxes and other assets                          1,406
In-process technology                                  214,209
                                                      --------
Total purchase price                                  $218,678
                                                      ========


         The purchase price was allocated to the assets of Sahara based on their estimated respective fair values. In-process technology that has not reached technological feasibility and that has no alternative future use is valued using a risk adjusted cash flow model under which future cash flows were discounted, taking into account risks related to existing and future markets and assessments of the life expectancy of the technology. No completed technology was purchased as Sahara has brought no products to market and no development project has reached technological feasibility. Expected future cash flows associated with in-process technology are discounted considering risks and uncertainties related to the viability of and to the potential changes in future target markets and to the completion of the products expected to ultimately be marketed by Cascade. The in-process technology relates to the products that management intends to further develop to the point of technological feasibility.

PRO FORMA ADJUSTMENTS TO PRO FORMA COMBINED FINANCIAL STATEMENTS

     The accompanying unaudited pro forma combined statements of income combine Cascade's results of operations for the nine months ended September 28, 1996 and for the year ended December 31, 1995 with Sahara's results of operations for the same periods, giving effect to the Merger, applying the purchase method of accounting, including Sahara's results of operations from inception, May 25, 1995. Pro forma adjustments to the pro forma combined statements of income do not give effect to an anticipated charge for in-process technology, which is non-deductible for tax purposes and which is expected to be charged to operations upon consummation of the Merger. The allocation of the purchase price to the fair value of the in-process technology related to Sahara is subject to change based on the final determination of the fair values of the assets of Sahara.

     The following pro forma adjustments are reflected in the unaudited combined financial statements.

a)    To record accrual for estimated acquisition costs.

b)    To eliminate Sahara's preferred stock and stockholders' deficit.

c) Record issuance of 3,409,196 shares of $.001 par value Cascade common stock in exchange for all outstanding Sahara preferred and common stock.

d) To record additional-paid-in capital related to the estimated fair value of the options to purchase Cascade common stock deemed to be exchanged for the outstanding options to acquire Sahara common stock described above.

e) To record adjustments to income tax expense to reflect the estimated income tax effects of the results of operations of the acquired business and record the tax benefits of Sahara's net operating losses.

f) To record the impact to retained earnings of the charge for acquired in-process technology expected to be recorded upon consummation of the Merger.